SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

December 19, 2002

(Date of earliest event reported)

HARRINGTON WEST FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50066	48-1175170

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

610 Alamo Pintado Road, Solvang, California	93463

(Address of principal executive offices)	(Zip Code)

(805) 688-6644

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 9. Regulation FD Disclosure

     On December 19, 2002 Harrington West Financial Group, Inc. (the “Company”) filed its quarterly report on Form 10-Q for the period ended September 30, 2002 (the “Report”). Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the chief executive officer and chief financial officer of the Company have signed a certification with respect to the Report, which is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARRINGTON WEST FINANCIAL GROUP, INC.

By: /s/ Craig. J. Cerny Craig J. Cerny Chairman of the Board and Chief Executive Officer

Date: December 19, 2002.